Exhibit 10.1

as of January 26, 2010

VIA OVERNIGHT COURIER

Global Operating LLC

Global Companies LLC

Global Montello Group Corp.

Glen Hes Corp.

Chelsea Sandwich LLC

800 South Street

Waltham, Massachusetts 02454

Attention:              Thomas J. Hollister, Chief Operating Officer and Chief Financial Officer

Re:          Consent Regarding Capital Expenditure Limit for 2010 Fiscal Year

Ladies and Gentlemen:

Reference is hereby made to that certain (a) Credit Agreement dated as of October 4, 2005 by and among GLOBAL OPERATING LLC, a Delaware limited liability company (“OLLC”), GLOBAL COMPANIES LLC, a Delaware limited liability company (“Global”), GLOBAL MONTELLO GROUP CORP., a Delaware corporation (“Montello”), GLEN HES CORP., a Delaware corporation (“Glen Hes”), CHELSEA SANDWICH LLC, a Delaware limited liability company (“Chelsea” and, collectively with OLLC, Global, Montello and Glen Hes, the “Borrowers” and each, individually, a “Borrower”), GLOBAL PARTNERS LP, a Delaware limited partnership (the “MLP”), GLOBAL GP LLC, a Delaware limited liability company (the “GP” and, collectively with the MLP, the “Initial Guarantors” and each, individually, an “Initial Guarantor”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., in its capacity as L/C Issuer (as defined in the Credit Agreement) and BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”); and (b) Guaranty dated as of October 4, 2004 (as amended and in effect from time to time, the “Guaranty”) by the Initial Guarantors and Global Energy Marketing LLC (“GEM” and, collectively with the Initial Guarantors, the “Guarantors”) in favor of the Administrative Agent, the Lenders, the L/C Issuer, the LOI Agent (as such term is defined in the Guaranty) and the LOI Banks (as such term is defined in the Guaranty).   Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

As you are aware, pursuant to Section 7.19 of the Credit Agreement, the Loan Parties have agreed that the Loan Parties will not make or become legally obligated to make any Capital Expenditures in any fiscal year that exceed, in the aggregate for all Loan Parties, $10,000,000 for such fiscal year.  The Borrowers have informed the Administrative Agent and the Lenders that the Loan Parties would like the ability to make or become legally obligated to make Capital Expenditures in the fiscal year ending December 31, 2010 in an aggregate amount for all Loan Parties which does not exceed $20,000,000 for such fiscal year.  As such, the Borrowers have asked the Administrative Agent, the L/C Issuer and the Lenders to consent to the Loan Parties making or becoming legally obligated to make Capital Expenditures in the fiscal year ending December 31, 2010 which exceed $10,000,000 for such fiscal year, so long as the aggregate amount of Capital Expenditures made for all Loan Parties or for which the Loan Parties are legally obligated to make does not exceed $20,000,000 for such fiscal year (the “Proposed Cap Ex Increase”).

The Administrative Agent, the L/C Issuer and the Lenders hereby consent to the Proposed Cap Ex Increase so long as (a) no Default or Event of Default has occurred and is continuing as of the date hereof, at the time of making or becoming legally obligated to make any such Capital Expenditures, or as a result of making or becoming legally obligated to make any such Capital Expenditures; (b) the aggregate amount of Capital Expenditures made for all Loan Parties or for which the Loan Parties are legally obligated to make does not exceed $20,000,000 for the fiscal year ending December 31, 2010; (c) such Proposed Cap Ex Increase is only for the fiscal year ending December 31, 2010; and (d) the Borrowers shall pay to the Agent, for the respective account of each Lender which consents to the Proposed Cap Ex Increase by returning its signature page hereto to the Agent by not later than 12:00 noon (Boston time) on January 26, 2010 a work fee (the “Work Fee”) of $5,000 for each such consenting Lender.

Subject to such conditions, and receipt by the Administrative Agent of (a) counterparts of this letter duly executed by the Borrowers, the Guarantors, the Agent and the requisite Lenders and (b) the Work Fee for each consenting Lender, the Administrative Agent, the L/C Issuer and the Lenders hereby consent to the Proposed Cap Ex Increase, all as more fully described herein.

Each of the Borrowers and the Guarantors hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement (or, in the case of GEM, as modified by the Joinder Agreement dated as of August 5, 2009) except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.  In addition, each of the Borrowers and the Guarantors hereby represents and warrants that the execution and delivery by such Person of this consent and the performance by each such Person of all of its agreements and obligations under the Credit Agreement as modified hereby and the other Loan Documents to which it is a party are within the corporate and/or company authority of each of such Person and has been duly authorized by all necessary corporate and/or membership action on the part of each such Person.

This consent shall not be construed, however, as a waiver of any other provisions of the Loan Documents or to permit the Guarantors, the Borrowers or any Subsidiary to take any other action which is prohibited by the terms of the Credit Agreement and the other Loan Documents.  The Borrowers agree that a failure to comply with the provisions set forth herein shall constitute an Event of Default under the Credit Agreement. Except as expressly consented to hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  This consent letter shall constitute a Loan Document under the Credit Agreement.  This consent letter may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.  In addition, this consent letter shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts (without reference to conflict of laws).

Except as expressly stated herein, neither the execution of this consent nor the failure of the Administrative Agent, the L/C Issuer or any Lender to exercise any right or remedy constitutes a waiver of any Default or Event of Default or of such right or remedy or any other right or remedy under the Credit Agreement.

Sincerely,

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Alan Tapley
Title:	Officer

BANK OF AMERICA, N.A., as
a Lender and L/C Issuer

By:	/s/ Christen A. Lacey
Title:	Christen A. Lacey, Principal

STANDARD CHARTERED BANK, as
a Lender

By:	/s/ Patricia Doyle
Title:	Patricia Doyle, Director, Commodity Corporate-Traders

By:	/s/ Robert K. Reddington
Title:	Robert K. Reddington, Assistant Vice Preisdent, Credit Documentation
Credit Risk Control

JPMORGAN CHASE BANK, N.A., as
a Lender

By:	/s/ Thomas G. Williams
Title:	Vice President

SOCIETE GENERALE, as a Lender

By:	/s/ Barbara Paulsen
Title:	Barbara Paulsen, Managing Director

RBS CITIZENS,
NATIONAL ASSOCIATION
as a Lender

By:	/s/ Marina Grossi
Title:	Senior Vice President

SOVEREIGN BANK, as a Lender

By:	/s/ Robert D. Lanigan
Title:	Senior Vice President

FORTIS CAPITAL CORP., as a Lender

By:	/s/ Matthew L. Rosetti
Title:	Matthew L. Rosetti, Vice President

By:	/s/ Michiel V.M. Van Der Voor
Title:	Michiel V.M. Van Der Voor, Managing Director

WEBSTER BANK NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Richard A. O’Brien
Title:	Richard A. O’Brien, Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Keven D. Smith
Title:	Senior Vice President

TD BANK, N.A.,
(f/k/a TD BankNorth, N.A.)
as a Lender

By:	/s/ Robyn Zeller
Title:	Senior Vice President

WELLS FARGO BANK, N.A.
as a Lender

By:	/s/ Daniel M. Grondin
Title:	Senior Vice President

WACHOVIA BANK,
NATIONAL ASSOCIATION
as a Lender

By:	/s/ Daniel M. Grondin
Title:	Senior Vice President

CALYON NEW YORK BRANCH
as a Lender

By:	/s/ Zali Win
Title:	Zali Win, Managing Director

By:	/s/ Michel Kermarrec
Title:	Michel Kermarrec, Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
as a Lender

		By:	/s/ Chan K. Park
		Title:	Chan K. Park, Senior Vice President and
Manager

ACKNOWLEDGED AND AGREED:

GLOBAL OPERATING LLC
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
Title: Edward J. Faneuil, Execuive Vice President

GLOBAL COMPANIES LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
Title: Edward J. Faneuil, Execuive Vice President

GLOBAL MONTELLO GROUP CORP.

By:	/s/ Edward J. Faneuil
Title: Edward J. Faneuil, Execuive Vice President

GLEN HES CORP.

By:	/s/ Edward J. Faneuil
Title: Edward J. Faneuil, Execuive Vice President

CHELSEA SANDWICH LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
Title: Edward J. Faneuil, Execuive Vice President

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
Title: Edward J. Faneuil, Execuive Vice President

GLOBAL GP LLC

By:	/s/ Edward J. Faneuil
Title: Edward J. Faneuil, Execuive Vice President

GLOBAL ENERGY MARKETING LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
Title: Edward J. Faneuil, Execuive Vice President